SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 9, 2009

Date of Report (Date of Earliest Event Reported)
FIRST POTOMAC REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-31824	37-1470730

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7600 Wisconsin Avenue
Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)
(301) 986-9200

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
First Potomac Realty Trust (the “Company”) announces that Chief Executive Officer Douglas Donatelli and Chief Financial Officer Barry Bass will be meeting Wednesday, September 9, 2009, with various investors and analysts in Milwaukee, WI and on Thursday and Friday, September 10 and 11, 2009, at the BMO Capital Markets 2009 North America Real Estate Conference in Chicago, IL. Mr. Bass will also meet with various investors and analysts in Detroit, MI on September 11, 2009. The presentation materials to these investors and analysts, entitled “BMO Capital Markets 2009 Conference Presentation,” are available on the Company’s website at the link: http://www.first-potomac.com under “Investor Information — Presentations.” The information contained on the Company’s website is not incorporated by reference herein.
Mr. Donatelli will also participate in a panel discussion at the BMO conference at 10:30 a.m. CT, Thursday, September 10, 2009. A live audio webcast of the panel discussion will be available at http://www.bmocm.com/conferences/NARealEstate2009/Webcasts/.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST
September 9, 2009	/s/ Joel F. Bonder
Joel F. Bonder
Executive Vice President and General Counsel